                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 18, 2002
                                                -------------------

                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                    File No. 1-13696               31-1401455
---------------             ------------------------       -----------------
(State or other            (Commission file number)         (IRS employer
jurisdiction of                                             identification
incorporation)                                              number)


   703 Curtis Street, Middletown, Ohio          45043
----------------------------------------    -------------
(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code:513-425-5000
                                                   ------------


                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

                  Filed herewith is a copy of a Press Release, dated October 18, 2002, issued by AK Steel Holding Corporation (the "Company") to announce its earnings for the three months ended September 30, 2002. Included in the Press Release are statements of income and earnings per share data for the three months ended September 30, 2002 and September 30, 2001 and the nine months ended September 30, 2002 and September 30, 2001. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7.  Exhibit.


                  (a)      Financial Statements of business acquired:

                           Not applicable.

                  (b)      Pro Forma financial information:

                           Not applicable.

                  (c)      Exhibit:


                           99       Press Release dated October 18, 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AK STEEL HOLDING CORPORATION


                                        /s/ Brenda S. Harmon
                                            -----------------------------
                                            Brenda S. Harmon
                                            Secretary

Dated:  October 18, 2002

                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.       Description
-----------       -----------

99                Press Release dated October 18, 2002

             AK Steel Statement of Income & Earnings Per Share Data

             (Dollars and Shares in Millions, Except Per Share Data)

                                                     Three Months Ended        Nine Months Ended
                                                        September 30,            September 30,
                                                     2002         2001         2002         2001
                                                   ---------    ---------    ---------    ---------
 Shipments (000 tons)                                1,435.4      1,387.1      4,375.6      4,264.5

 Net Sales                                         $ 1,117.6    $   960.7    $ 3,226.8    $ 2,900.7

 Cost of products sold                                 933.5        818.6      2,788.2      2,470.0
 Selling and administrative expenses                    69.9         61.9        199.7        186.1
 Depreciation                                           57.4         56.8        170.4        172.8
 Insurance settlement                                   --           --          (23.9)        --
                                                   ---------    ---------    ---------    ---------
   Total operating costs                             1,060.8        937.3      3,134.4      2,828.9

 Operating profit                                       56.8         23.4         92.4         71.8

 Interest expense                                       31.7         33.0         98.2        100.5
 Gain on sale of Anthem stock                           --           --           24.1         --
 Other income                                            1.5          1.5          4.1          5.2
                                                   ---------    ---------    ---------    ---------

 Income (loss) before income taxes                      26.6         (8.1)        22.4        (23.5)

 Income tax provision (benefit)                          9.9         (3.0)         8.3         (8.7)
                                                   ---------    ---------    ---------    ---------

 Income (loss) from continuing operations               16.7         (5.1)        14.1        (14.8)

 Loss from discontinued operations, net of tax          --            0.8          0.5          1.2
 Loss on sale of Sawhill Tubular, net of tax             0.1         --            6.4         --
                                                   ---------    ---------    ---------    ---------

 Income (loss) before extraordinary item                16.6         (5.9)         7.2        (16.0)

 Loss on early retirement of debt, net of tax           19.9         --           19.9         --
                                                   ---------    ---------    ---------    ---------

 Net loss                                               (3.3)        (5.9)       (12.7)       (16.0)

 Less preferred stock dividends                          1.5          0.2          1.5          0.7
                                                   ---------    ---------    ---------    ---------

 Net loss applicable to common stock               $    (4.8)   $    (6.1)   $   (14.2)   $   (16.7)
                                                   =========    =========    =========    =========

 Basic earnings per share:

        Income (loss) from continuing operations   $    0.15    $   (0.05)   $    0.12    $   (0.15)
        Loss from discontinued operations               --           0.01         --           0.01
        Loss on sale of Sawhill Tubular                 --           --           0.06         --
        Loss on early retirement of debt                0.18         --           0.18         --
                                                   ---------    ---------    ---------    ---------
        Net loss                                   $   (0.03)   $   (0.06)   $   (0.12)   $   (0.16)
                                                   =========    =========    =========    =========
        Weighted average shares outstanding            107.9        107.7        107.9        107.8

 Diluted earnings per share:

        Income (loss) from continuing operations   $    0.15    $   (0.05)   $    0.12    $   (0.15)
        Loss from discontinued operations               --           0.01         --           0.01
        Loss on sale of Sawhill Tubular                 --           --           0.06         --
        Loss on early retirement of debt                0.18         --           0.18         --
                                                   ---------    ---------    ---------    ---------
        Net loss                                   $   (0.03)   $   (0.06)   $   (0.12)   $   (0.16)
                                                   =========    =========    =========    =========
        Weighted average shares outstanding            107.9        107.7        107.9        107.8

                              AK Steel Corporation

                               THIRD QUARTER 2002
                                   (Unaudited)

                            SUPPLEMENTAL INFORMATION
                            ------------------------

                                                  Three Months Ended Sept. 30,               Nine Months Ended Sept. 30,
                                               -----------------------------------         --------------------------------
                                                   2002                 2001                  2002                2001
                                               --------------       --------------         ------------        ------------
  Other data:
   Shipments (thousands of ton)                      1,435.4              1,387.1              4,375.6             4,264.5
   Steel operations selling price per ton           $    721             $    659             $    698            $    656
   Operating profit per ton                         $     40             $     17             $     21            $     17
   Gross margin percentage                              16.5%                14.8%                13.6%               14.8%





                                 STEEL SHIPMENTS
                                 ---------------

                                                  Three Months Ended Sept. 30,               Nine Months Ended Sept. 30,
                                               -----------------------------------         --------------------------------
                                                   2002                 2001                  2002                2001
                                               --------------       --------------         ------------        ------------
  Tons Shipped by Product (000's)

  Stainless/Electrical                                 239.4                235.9                758.7               719.2
  Coated                                               724.5                671.5              2,230.9             2,112.1
  Cold Rolled                                          299.2                368.3                977.9             1,096.4
  Tubular                                               24.7                 13.5                 69.5                13.5
  Hot Rolled                                            78.0                 21.4                125.2                99.3
  Secondary                                             69.6                 76.5                213.4               224.0
                                               --------------       --------------         ------------        ------------
  Total Shipments                                    1,435.4              1,387.1              4,375.6             4,264.5
                                               ==============       ==============         ============        ============

  Shipments by Product (%)

  Stainless/Electrical                                 16.7%                17.0%                17.3%               16.9%
  Coated                                               50.5%                48.4%                51.0%               49.5%
  Cold Rolled                                          20.8%                26.6%                22.3%               25.7%
  Tubular                                               1.7%                 1.0%                 1.6%                0.3%
  Hot Rolled                                            5.4%                 1.5%                 2.9%                2.3%
  Secondary                                             4.9%                 5.5%                 4.9%                5.3%
                                               --------------       --------------         ------------        ------------
  Total Shipments                                     100.0%               100.0%               100.0%              100.0%
                                               ==============       ==============         ============        ============

                              AK Steel Corporation

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                               THIRD QUARTER 2002
                 (Dollars in millions, except per share amounts)
                                   (Unaudited)

                                                                                  Sept. 30,                    December 31,
                                                                                    2002                           2001
                                                                             --------------------           ----------------------

Current Assets

Cash and cash equivalents                                                                $ 243.3                        $ 101.0
Accounts and notes receivables - net                                                       522.8                          388.0
Inventories - net                                                                          848.4                          904.6
Current assets held for sale                                                                   -                           60.6
Other current assets                                                                        85.6                           93.6
                                                                             --------------------           --------------------
Total Current Assets                                                                     1,700.1                        1,547.8
                                                                             --------------------           --------------------

Property, plant and equipment                                                            4,783.9                        4,742.9
Accumulated depreciation                                                                (2,121.0)                      (1,974.6)
                                                                             --------------------           --------------------
Property, plant and equipment - net                                                      2,662.9                        2,768.3
Noncurrent assets held for sale                                                                -                           24.4
Other                                                                                      810.4                          885.3
                                                                             --------------------           --------------------

Total Assets                                                                           $ 5,173.4                      $ 5,225.8
                                                                             ====================           ====================

Liabilities and Shareholders' Equity
Current Liabilities

Accounts payable                                                                         $ 473.2                        $ 537.6
Other accruals                                                                             260.2                          270.5
Current portion of long-term debt                                                           77.4                           78.0
Current portion of pension & postretirement benefit obligation                              67.2                           68.3
                                                                             --------------------           --------------------
Total Current Liabilities                                                                  878.0                          954.4
                                                                             --------------------           --------------------

Long-term debt                                                                           1,322.3                        1,324.5
Pension & postretirement benefit obligation                                              1,780.9                        1,740.1
Other liabilities                                                                          168.8                          173.5
                                                                             --------------------           --------------------

Total Liabilities                                                                        4,150.0                        4,192.5
                                                                             --------------------           --------------------

Shareholders' Equity

Preferred stock - 259,481 shares redeemed 9/30/02                                              -                           12.5

Common stock - 2002; authorized 200,000,000 shares of $.01 par value
each; 116,290,376 shares issued; 107,894,607 shares outstanding                              1.2                            1.2
Additional paid-in capital                                                               1,810.9                        1,807.2
Treasury stock - 2002; 8,395,769 shares at cost                                           (122.0)                        (120.4)
Retained earnings                                                                         (666.7)                        (667.2)
                                                                             --------------------           --------------------
Total Shareholders' Equity                                                               1,023.4                        1,033.3
                                                                             --------------------           --------------------

Total Liabilities and Shareholders' Equity                                             $ 5,173.4                      $ 5,225.8
                                                                             ====================           ====================

                              AK Steel Corporation

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                               THIRD QUARTER 2002
                              (Dollars in millions)
                                   (Unaudited)



                                                                                              Nine Months Ended Sept. 30,
                                                                                      ---------------------------------------------
                                                                                             2002                     2001
                                                                                      --------------------     --------------------
Cash Flow From Operating Activities:
Net loss                                                                                          $ (12.7)                 $ (16.0)
Depreciation                                                                                        170.4                    172.8
Amortization                                                                                          7.4                     11.5
Deferred taxes                                                                                       59.8                     (8.8)
Extraordinary item                                                                                   19.9                        -
Working capital                                                                                    (117.4)                   (63.4)
Other                                                                                                31.7                    (65.8)
                                                                                      --------------------     --------------------
Net Cash Flow From Operating Activities                                                             159.1                     30.3
                                                                                      --------------------     --------------------

Cash Flow From Investing Activities:

Capital investments                                                                                 (64.9)                   (65.9)
Other                                                                                               100.3                      9.2
                                                                                      --------------------     --------------------
Net Cash Flow From Investing Activities                                                              35.4                    (56.7)
                                                                                      --------------------     --------------------

Cash Flow From Financing Activities:

Principal payments on long-term debt                                                               (550.6)                    (0.5)
Premium payment on retirement of long-term debt                                                     (25.1)                       -
Proceeds on issuance of debt                                                                        538.1                        -
Common and preferred stock transactions                                                             (14.7)                    (1.1)
Preferred stock dividends                                                                            (0.9)                    (0.7)
Common stock dividends                                                                                  -                    (13.5)
Other                                                                                                (2.1)                     0.8
                                                                                      --------------------     --------------------
Net Cash Flow From Financing Activities                                                             (55.3)                   (15.0)
                                                                                      --------------------     --------------------

Cash Flow From Discontinued Operations                                                                3.1                     19.3
                                                                                      --------------------     --------------------

Net Increase (Decrease) in Cash                                                                     142.3                    (22.1)

Cash and Cash Equivalents - Beginning                                                               101.0                     86.8
                                                                                      --------------------     --------------------

Cash and Cash Equivalents - Ending                                                                $ 243.3                   $ 64.7
                                                                                      ====================     ====================